WAIVER AND
LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement (this "Modification Agreement") is entered into as of September 25, 2006, by and between UNIPRO FINANCIAL SERVICES, INC. ("Borrower") and OCEANUS VALUE FUND, L.P. ("Lender").

1.    DESCRIPTION OF EXISTING INDEBTEDNESS: On September 30, 2005, Borrower entered into a Note Purchase Agreement ("Note Purchase Agreement") pursuant to which it received $100,000 from Lender. As part of the Note Purchase Agreement, Borrower issued Lender a Convertible Promissory Note, dated September 30, 2005 (the "Note"). The Note Purchase Agreement and Note are attached hereto as Exhibit A (the Note Purchase Agreement and Note are collectively referred to as "Transaction Documents").

2.    DESCRIPTION OF CHANGE IN TERMS. The Note is hereby amended by deleting Section 3 thereof in its entirety and by substituting therefore a new Section 3 to read as follows:

3.    This Note shall become due and payable on October 30, 2006 ("Maturity Date").

3.    CONSISTENT CHANGES. The Note is hereby amended wherever necessary to reflect the changes described above.

4.    WAIVER. Subject to the terms and conditions set forth herein, Lender waives any condition contained in the Transaction Documents, including any notice provisions, which may be contrary to the intent of this Modification Agreement.

5.    CONTINUING VALIDITY. Except as expressly modified pursuant to this Modification Agreement, the terms of the Transaction Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the Transaction Documents pursuant to this Modification Agreement in no way shall obligate Lender to make any future modifications to the Transaction Documents. Nothing in this Modification Agreement shall constitute a satisfaction of the Note. The terms of this paragraph apply not only to this Modification Agreement, but also to all subsequent modification agreements.

6.    CONDITIONS. This Modification Agreement shall be deemed effective upon Borrower's payment of $6,450.00 which Borrower and Lender mutually agree and acknowledge represents payment in full of all accrued and outstanding interest through September 29, 2006 under the Note. Payment shall be wired to the account as designated on Exhibit B attached hereto.

This Modification Agreement is executed as of the date first written above.

BORROWER	LENDER:

UniPro Financial Services, Inc.	Oceanus Value Fund, L.P.

John Vogel, By: President and Secretary	John C. Tausche, General Partner Member

EXHIBIT A TRANSACTION DOCUMENTS

UNIPRO FINANCIAL SERVICES, INC.

____________________________

NOTE PURCHASE AGREEMENT

____________________________

UNIPRO FINANCIAL SERVICES, INC.

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT is made effective as of the 30th day of September, 2005 (the "Effective Date") by and among Unipro Financial Services, Inc, a Florida corporation (the "Company"), and the purchasers (individually, a "Purchaser" and collectively, the "Purchasers") whose names appear on the Schedule of Purchasers attached hereto as Exhibit A.

The parties hereby agree as follows:

1. AMOUNT AND TERMS OF THE LOAN

1 The Loan. Subject to the terms of this Agreement, each Purchaser agrees to lend to the Company the amount set forth opposite each such Purchaser's name on the Schedule of Purchasers (each, a "Loan Amount") against the issuance and delivery by the Company of a convertible promissory note for the Loan Amount in substantially the form attached hereto as Exhibit B (each, a "Note" and collectively, the "Notes"). Each Note shall automatically be converted into Common Stock as provided in such Note upon the closing of a merger or acquisition that results in a change of control (the "Transaction"). The Loan Amounts are hereinafter referred to collectively as the "Loan"). In addition to the Notes, each Purchaser shall receive a warrant in the name of the Purchaser to purchase up to a number of shares of the Company's common stock equal to such Purchaser's pro-rata portion (based upon an aggregate Loan Amount of $100,000) of 100,000, with an exercise price equal to $1.00 and in substantially the same form as attached hereto as Exhibit C (each a "Warrant" and collectively, the "Warrants").

2. THE CLOSING

1 Closing Date. The closing of the purchase and sale of the Notes shall be held on the Effective Date, or at such other time as the Company and the Purchasers shall agree (the "Closing" or "Closing Date").

2 Delivery. At the Closing (i) each Purchaser will lend to the Company the amount of such Purchaser's Loan Amount as indicated on the Schedule of Purchasers; and (ii) the Company shall issue and deliver to each Purchaser a Note in favor of such Purchaser payable in the principal amount of such Purchaser's Loan Amount and a Warrant representing such Purchasers pro-rata amount.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to each Purchaser as follows:

1 Corporate Power. Except as stated in Section 3.2 of this Agreement, the Company will have at the Closing Date all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

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2 Authorization. All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing; provided, however, that the Board of Directors has not yet approved an amendment to the Company's certificate of incorporation (the "Amendment") to authorize the equity securities issuable upon conversion of the Notes. Upon shareholder approval of the Amendment, the amended certificate of incorporation will be submitted to the Secretary of State of the State of Florida for filing. This Agreement, the Notes and the Warrants, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Common Stock or other equity securities of the Company, when issued in compliance with the provisions of this Agreement, the Notes and the Warrants, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances. The Notes and the Warrants, when issued in compliance with the provisions of this Agreement, will not violate any preemptive rights or rights of first refusal, will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders through no action of the Company; provided, however, that the Notes and the Warrants may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

3 Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement and the offer, sale or issuance of the Notes and the Warrants shall have been obtained and will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

4 Offering. Assuming the accuracy of the representations and warranties of the Purchaser(s) contained in Section 4 hereof, the offer, issue, and sale of the Notes and the Warrants are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

1 Purchase for Own Account. Each Purchaser represents that it is acquiring the Notes and the Warrants and the equity securities issuable upon conversion of the Notes and the Warrants, (collectively, the "Securities") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

2 Information and Sophistication. Each Purchaser acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities. Each Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser. Each Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

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3 Ability to Bear Economic Risk. Each Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4 Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) There is then in effect a Registration Statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the 1933 Act or any applicable state securities laws.

(c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a shareholder or partner (or retired partner) of such Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

5 Further Assurances. Each Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement.

5. MISCELLANEOUS

5.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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5.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements entered into, made and to be performed entirely in such state, between residents of such state.

5.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.5 Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, postage prepaid, addressed to the Company at 31200 Via Colinas, Suite 200, Westlake Village, CA 91362, or to a Purchaser at its address shown on the Schedule of Purchaser(s), or at such other address as such party may designate by ten (10) days advance written notice to the other party.

5.6 Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser(s) of two-thirds (2/3) in interest of the outstanding Loan Amount.

5.7 Entire Agreement. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

5.8 Registration Rights. If at any time when there is not already an effective registration statement covering the Registrable Securities (as defined below), the Company shall decide to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (or their then equivalents relating to equity securities to be issued solely in connection with the acquisition of an entity or business, or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Purchaser written notice of such decision. If, within thirty (30) days after receipt of such notice, a Purchaser does not request in writing that some or all of such Purchaser's Registrable Securities be removed from such registration statement, the Company shall then cause the registration under the 1933 Act of all Registrable Securities which are then potentially issuable to such Purchaser. For purposes hereof, "Registrable Securities" means (i) the shares of Common Stock issuable upon the exercise of the Warrants (the "Warrant Shares") and conversion of the Notes (the "Conversion Shares"), (ii) any shares issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the Warrant Shares and Conversion Shares and (iii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, the Registrable Securities.

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IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT on September 30, 2005.

COMPANY:	UNIPRO FINANCIAL SERVICES, INC.

	By:	/s/
Name:
Title: President and Secretary

PURCHASERS:	OCEANUS VALUE FUND, L.P.

	By:	Oceanus Asset Management, L.L.C.,
General Partner

	By:	/s/ John C. Tausche, Member
John C. Tausche, Member

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EXHIBIT A

SCHEDULE OF PURCHASERS

Purchaser	Loan Amount

OCEANUS VALUE FUND, L.P.	100,000

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EXHIBIT B

Form of Convertible Promissory Note

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EXHIBIT C

Form of Warrant

8

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

Unipro Financial Services, Inc.

CONVERTIBLE PROMISSORY NOTE

$100,000.00	September 30, 2005
Westlake Village, California

For value received, UNIPRO FINANCIAL SERVICES, INC., a Florida corporation ("Payor") promises to pay to Oceanus Value Fund, L.P. or its assigns ("Holder") the principal sum of one hundred thousand dollars, ($100,000.00) with interest on the outstanding principal amount at the rate of 6.45% per annum, compounded annually based on a 365-day year. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full.

1. This note (the "Note") is issued as part of a series of similar notes (collectively, the "Notes") to be issued pursuant to the terms of that certain Note Purchase Agreement (the "Agreement") effective as of September 30, 2005 (the "Agreement Date") to the persons listed on the Schedule of Purchasers thereof (collectively, the "Holders").

2. All payments of interest and principal shall be in lawful money of the United States of America and shall be made pro rata among all Holders. All payments shall be applied first to accrued interest, and thereafter to principal.

3. This Note will become due and payable on the 365th day following the Agreement Date (the "Maturity Date").

4. In the event that Payor enters into a merger or acquisition transaction that result in a change of control of Payor (the "Transaction") prior to the Maturity Date, the outstanding principal balance of this Note shall automatically convert into the common stock of the Payor at a conversion price equal to the lower of: (i) $1.00 per share; or (ii) ninety percent (90%) of the price per share established for Payor's stock in connection with the Transaction.

5. Unless this Note has been converted in accordance with the terms of Section 4 above, the entire outstanding principal balance and all unpaid accrued interest shall become fully due and payable on the Maturity Date. In the event this Note and all accrued interest is not paid within 5 days of said Maturity Date, this Note shall convert, at the discretion of the Holder, into ten million (10,000,000) shares of the Payor's common stock.

6. In the event of any default hereunder, Payor shall pay all reasonable attorneys' fees and court costs incurred by Holder in enforcing and collecting this Note.

7. Payor hereby waives demand, notice, presentment, protest and notice of dishonor.

8. The terms of this Note shall be construed in accordance with the laws of the State of California, as applied to agreements entered into, made and to be performed entirely in such state, between residents of such state.

9. Any term of this Note may be amended or waived with the written consent of Payor and Holders of two-thirds in interest of the outstanding principal amount of all Notes. Holder acknowledges that because this Note may be amended with the consent of such two-thirds in interest of the outstanding principal amount of the Notes, Holder's rights hereunder (including, without limitation, Holder's right to receive principal and interest as due) may be amended or waived without Holder's consent.

UNIPRO FINANICAL SERVICES, INC.

By:	/s/
Name: John Vogel
Title: President

WARRANT
TO PURCHASE SHARES OF COMMON STOCK
of
UNIPRO FINANCIAL SERVICES, INC.
A Florida Corporation

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT OR THE WARRANT SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE CORPORATION OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS WARRANT.

Warrant No.: A-1	100,000
Westlake Village, California

THIS CERTIFIES THAT, for value received, Oceanus Value Fund, L.P. (the "Holder") is entitled to subscribe for and purchase from UNIPRO FINANCIAL SERVICES, INC., a Florida corporation (the "Company"), 100,000 shares of the Company's Common Stock (as adjusted pursuant to Section 2 hereof) (the "Warrant Shares") at the purchase price of $1.00 per share (as adjusted pursuant to Section 2 hereof) (the "Exercise Price"), upon the terms and subject to the conditions hereinafter set forth:

1.    Exercise Rights.

(a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time during the term hereof, in whole or in part, by surrender of this Warrant and delivery of a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto, accompanied by payment to the Company of an amount equal top the Exercise Price then in effect multiplied by the number of Warrant Shares to be purchased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire transfer, delivery of a check payable to the order of the Company or delivery of a promissory note made by the Company for whole or partial cancellation, or any combination of the foregoing, to the principal offices of the Company. The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section 1. Upon such exercise, the Holder will be deemed a shareholder of record of those Warrant Shares for which the Warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Warrant Shares and all rights to receive any dividends with respect to such Warrant Shares). If this Warrant is to be exercised in respect of less than all of the Warrant Shares covered hereby, the Holder shall be entitled to receive a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise. Such new warrant shall be in all other respects identical to this Warrant.

(b) Fair Market Value. For purposes of this Section 1, the "Fair Market Value" of the Common Stock shall have the following meanings:

(i) If the Common Stock is not listed for trading on a national securities exchange or admitted for trading on a national market system, then the Fair Market Value of a share of Common Stock shall be as determined in good faith by the Board of Directors (the "Board of Directors") of the Company as of the date of exercise.

(ii) If the Common Stock is listed for trading on a national securities exchange or admitted for trading on a national market system, then the Fair Market Value of Common Stock shall be deemed to be the closing price quoted on the principal securities exchange on which the Common Stock is listed for trading, or if not so listed, the average of the closing bid and asked prices for Common Stock quoted on the national market system on which Common Stock is admitted for trading, each as published in the Western Edition of The Wall Street Journal, in each case for the ten trading days prior to the date of exercise pursuant to clause (b) of Fair Market Value for Common Stock in accordance herewith.

(c) Additional Conditions to Exercise of Warrant. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission (the "Commission") under the Securities Act which includes the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant, such rights may not be exercised unless and until:

(i) the Company shall have received an Investment Representation Statement, in the form attached as Exhibit B hereto, certifying that, among other things, the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant are being acquired for investment and not with a view to any sale or distribution thereof; and

(ii) each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(d) Fractional Shares. Upon the exercise of the rights represented by this Warrant, the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

(e) Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable two years from the date this Warrant is issued.

(f) Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

(g) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder promptly and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

(h) Issue Taxes. The issuance of certificates for shares of stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

(i) Conditional Exercise. The Holder of this Warrant shall have the right to submit a notice of exercise of this Warrant conditional upon the closing of a registered secondary offering or an acquisition of the Company. If such transaction upon which such exercise is conditioned is not consummated, such notice of exercise shall be deemed of no further force or effect. For the purposes hereof, the Fair Market Value for the purposes of Section 1(b) hereto shall be the price to the public in the case of a registered secondary offering and in the case of an acquisition of the Company shall be the value of the consideration payable or issuable to the holders of the Company's Common Stock.

(j) Stock Fully Paid; Reservation of Shares. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be duly and validly issued, will be fully paid and nonassessable, will not violate any preemptive rights or rights of first refusal, will be free from restrictions on transfer other than those imposed under applicable federal and state securities laws, will be issued in compliance with all applicable federal and state securities laws, and will have the rights, preferences and privileges described in the Company's Certificate of Incorporation, as amended; and the Warrant Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Holder through no action of the Company. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the right represented by this Warrant.

2.    Adjustment Rights.

(a) Right to Adjustment. The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(i) Merger. If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

(ii) Stock Splits, Dividends, Combinations and Consolidations. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the date of such stock split, stock dividend or subdivision, as the case may be. In the event of a reverse stock split, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation, combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

(b) Adjustment Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 2, the Company, within 30 days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

3.    Transfer of Warrant.

(a) Conditions. This Warrant and the rights represented hereby are not transferable, except in accordance with the conditions set forth in this Section 3; provided, however, that the Company shall waive the provisions of Section 3(b)(ii), below, and shall consent to the transfer of this Warrant, if the Holder of the Warrant would otherwise be permitted to transfer the Warrant Shares in accordance with State and Federal Securities Laws. In order to effect any transfer of all or a portion of this Warrant, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit C hereto.

(b) Additional Conditions to Transfer of Warrant. Unless there is a registration statement declared or ordered effective by the Commission under the Securities Act which includes this Warrant, this Warrant may not be transferred unless and until:

(i) the Company receives an Investment Representation Statement, in the form attached as Exhibit D hereto, certifying that, among other things, this Warrant is being acquired for investment and not with a view to any sale or distribution thereof; and

(ii) the Company receives a written notice from the Holder which describes the manner and circumstances of the proposed transfer accompanied by a written opinion of Holder's legal counsel, in form and substance reasonably satisfactory to the Company, stating that such transfer is exempt from the registration and prospectus delivery requirements of the Securities Act and all applicable state securities laws or with a Commission "no-action" letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act or such securities may be transferred in accordance with Rule 144(k). Upon receipt of the foregoing, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder issue new securities in the name of the Holder not bearing the legends required under Section 1(d)(ii). In addition, new securities shall be issued without such legend if such legends may be properly removed under the terms of Rule 144(k).

4.     No Shareholder Rights. The Holder of this Warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the shareholders of the Company or to receive dividends declared on or in respect to the shares of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the Holder (or any transferee hereof) any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the shareholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein. No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such Holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

5.    Miscellaneous.

(a) Governing Law. This Warrant will be construed in accordance with, and governed in all respects by, the laws of the State of California, as applied to agreements entered into, and to be performed entirely in such state, between residents of such state.

(b) Dispute Resolution.

(i) Negotiation. In the event of any dispute, controversy or claim arising out of or relating to this Warrant, representatives of the parties will meet in a location chosen by the party initiating the negotiation not later than ten business days after written notice from one party to the other of such dispute and will enter into good faith negotiations aimed at resolving the dispute. If they are unable to resolve the dispute in a mutually satisfactory manner within 30 business days from the date of such notice, the matter may be submitted by either party to arbitration as provided for in Section 5(b)(ii), below.

(ii) Arbitration.

(a) Any dispute, controversy or claim between or among any of the parties hereto arising out of or relating to this Warrant or the breach, termination or invalidity thereof, including any dispute as to whether any dispute is subject to arbitration, which has not been resolved after good faith negotiations pursuant to subsection 5(b)(i) hereof will be settled by binding arbitration administered by the American Arbitration Association in accordance with its then current Commercial Arbitration Rules except as provided herein.

(b) Any arbitration will be conducted in a location in the metropolitan area of the party responding to the action by a three person arbitration panel. The three person arbitration panel will consist of one party arbitrator selected by the Company, one party arbitrator selected by the Holder, each of whom will be named within ten business days of the demand for arbitration, and one neutral arbitrator selected by the first two arbitrators. If the two party appointed arbitrators cannot agree on the neutral arbitrator within ten business days of the selection of the last party appointed arbitrator, the American Arbitration Association will appoint the neutral arbitrator, who will act as chairperson. In the event of a vacancy with respect to an arbitrator, the vacancy will be filled within ten business days of notice of the vacancy in the same manner and subject to the same requirements as are provided for in the original appointment to that position. If the vacancy is not filled within ten business days, the American Arbitration Association will make the appointment.

It is the intent of the parties to avoid the appearance of impropriety due to bias or partiality on the part of the neutral arbitrator. Accordingly, prior to his or her appointment, such neutral arbitrator will disclose to the parties and the other members of the tribunal, any financial, fiduciary, kinship or other relationship between the neutral arbitrator and any party or its counsel. Any party will have the right to challenge in writing the appointment of the neutral arbitrator on the basis of and within five days of such disclosure. In the event of a challenge, the American Arbitration Association will uphold or dismiss the challenge and its decision will be conclusive.

(c) The law applicable to the validity of the arbitration clause, the conduct of the arbitration, including the resort to a court for interim relief, enforcement of the award or any other question of arbitration law or procedure will be the United States' Federal Arbitration Act, 9 U.S.C. ss. 1 et seq. The parties shall be entitled to engage in reasonable discovery including requests for the production of all relevant documents and a reasonable number of depositions. The arbitration panel shall have the sole discretion to determine the reasonableness of any requested document production or deposition. It is the intent of the parties that a substantive hearing be held as soon as practicable after the appointment of the neutral arbitrator or the rejection of a challenge thereto, whichever occurs later. The presentation of evidence will be governed by the federal Rules of Evidence. A stenographic record of all witness testimony will be made.

(d) Any award, including any interim award, made will be made by a majority of the arbitrators applying the substantive law of California and will (i) be in writing and state the arbitration panel's findings of fact and conclusions of law, (ii) be made promptly, and in any event within 60 days after the conclusion of the arbitration hearing; and (iii) be binding against the parties involved and may be entered for enforcement in any court of competent jurisdiction.

(e) Fifty percent of the costs of any arbitration proceeding (e.g., arbitrators, court reporter and room rental fees) will be borne by the Company with the remaining 50% to paid by the other party to the dispute. However, each party will pay its own expense, including attorneys' and other professionals' fees and disbursements.

(f) The arbitration provision set forth in this Section 5(b)(ii) will be a complete defense to any suit, action or proceeding instituted in any court with respect to any matter arbitrable under this Warrant, except that judicial intervention may be sought in accordance with Section 5(b)(iii) hereof.

(iii) No Waivers; Interim Relief. The parties mutually acknowledge that an award of damages may be inadequate to remedy any breach hereof and that injunctive relief may be required. Therefore, (i) a party may request a court of competent jurisdiction to provide interim injunctive relief in aid of arbitration or to prevent a violation of this Warrant pending arbitration, and any such request will not be deemed a waiver or breach of the obligations to arbitrate set forth herein and (ii) the arbitrators may order equitable relief where they deem it appropriate and the parties agree that any interim relief ordered by the arbitrators may be immediately and specifically enforced by a court otherwise having jurisdiction over the parties.

(c) Successors and Assigns. Subject to the restrictions on transfer described in Section 3, the rights and obligations of the Company and Holder of this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(d) Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder.

(e) Notices. All notices and other communications required or permitted hereunder will be in writing and will be sent by telecopier or mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Holder, at the address indicated on the Company's books, or at such other address and telecopier number as Holder will have furnished to the Company in writing, or (b) if to the Company, at 31200 Via Colinas, Suite 200, Westlake Village, CA 91362, Attn: General Counsel, or at such other address and telecopier number as the Company will have furnished to the Holder and each such other holder in writing.

Each such notice or other communication will for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by messenger, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail addressed and mailed as aforesaid.

(f) Severability. In case any provision of this Warrant will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

(g) Lost Warrant. Upon receipt from the Holder of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement and an affidavit of lost warrant, or in the case of any such mutilation upon surrender and cancellation of the Warrant, the Company, at the Company's expense, will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant carrying the same rights and obligations as the original Warrant. The Company will also pay the cost of all deliveries of the Warrant upon any exchange thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

UNIPRO FINANCIAL SERVICES, INC
a Florida corporation

By:	/s/
John Vogel
President and Chief Executive Officer

EXHIBIT A

NOTICE OF CASH EXERCISE

TO: [_________]

1. The undersigned hereby elects to purchase ____________ shares of Common Stock of Unipro Financial Services, Inc., a [_______] corporation (the "Company"), pursuant to the terms of Warrant No. [____], issued [________] to and in the name of [__________________], a copy of which is attached hereto (the "Warrant"), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

2. Please issue a certificate or certificates representing said shares of ____________ Stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

3. The undersigned hereby represents and warrants that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares. The undersigned has executed an Investment Representation Statement with certain representations and warranties, in the form attached as Exhibit B to the Warrant, concurrently herewith.

Date: _________	[_________________]

	By:	/s/
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:	[____________________]

SELLER	:	[____________________]

COMPANY	:	Unipro Financial Services, Inc.

SECURITY	:	COMMON STOCK ISSUED UPON THE EXERCISE OF WARRANT NO. [___], ISSUED ON [___________]

AMOUNT	:	[_______] SHARES

DATE	:	________________________

The undersigned hereby represents and warrants to Unipro Financial Services, Inc., a [___________] corporation (the "Company"), as follows:

1. I am aware of the business affairs, financial condition and results of operations of the Company and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold the Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

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4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

5. I agree that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, I shall not sell or otherwise transfer any of the above listed Securities or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

6. I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date: _________	_________________________________

	By:	/s/
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

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EXHIBIT C

NOTICE OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by Warrant No. [___], issued on [_________] to and in the name of [___________], to purchase 100,000 shares of Common Stock of Unipro Financial Services, Inc., a [________] corporation (the "Company"), a copy of which is attached hereto (the "Warrant"), and appoints ______________________________ as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.

Date: _________	_________________________________

	By:	/s/
(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

(Address)

Signed in the presence of:

_____________________________________

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EXHIBIT D

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:	[____________________]

SELLER	:	[____________________]

COMPANY	:	Unipro Financial Services, Inc.

SECURITY	:	Warrant No. [___], issued on [___________]

AMOUNT	:	[_______] SHARES

DATE	:	________________________

The undersigned hereby represents and warrants to Unipro Financial Services, Inc., a [_________] corporation (the "Company"), as follows:

1. I am aware of the business affairs, financial condition and results of operations of the Company, and have acquired sufficient information about the Company to reach an informed and knowledgeable investment decision to acquire the Securities. I am purchasing the Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold the Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

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4. I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

5. I agree that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, I shall not sell or otherwise transfer any of the above listed Securities or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

6. I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Date: _____________	By:
Name:

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EXHIBIT B
WIRING INSTRUCTIONS

OCEANUS VALUE FUND, L.P.
Oceanus Asset Management, L.L.C., General Partner
225 North Market Street, Suite 220
Wichita, Kansas 67202
Tax I.D.#: 10-796261